UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Item 1. Reports to Stockholders

Annual report

Alternative / specialty mutual fund

Delaware Healthcare Fund

March 31, 2023

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Healthcare Fund at delawarefunds.com/literature.

Manage your account online

• Check your account balance and transactions

• View statements and tax forms

• Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Healthcare Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Healthcare Fund (Institutional Class shares)	1-year return	-2.73%
Delaware Healthcare Fund (Class A shares)	1-year return	-2.98%
Russell 3000® Healthcare Index (benchmark)	1-year return	-4.84%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks maximum long-term capital growth through capital appreciation.

Market review

The healthcare sector continued to experience significant challenges during the Fund’s fiscal year ended March 31, 2023. At the beginning of the period, biotechnology companies underperformed as investors turned away from this subsector amid fears of slowing global economic growth and recession in the US. Managed care companies performed strongly as these companies tend to better weather inflationary pressure while many healthcare suppliers and medical device companies struggled with staffing shortages and supply chain disruptions early in the fiscal year. Persistent concerns about rising inflation and interest rate increases by the US Federal Reserve contributed to profit taking in the sector. Major events such as merger-and-acquisitions news about Amgen’s acquisition of Horizon Therapeutics PLC following bids from Sanofi and Johnson & Johnson, and strong earnings and promising clinical trials results were bright spots in the sector during the period.

Contributors to the Fund’s relative performance were:

• holdings in biotechnology

• favorable stock selection in the bluechip medical products sector.

1

Portfolio management review
Delaware Healthcare Fund

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Healthcare Fund declined, although it outperformed its benchmark, the Russell 3000® Healthcare Index. The Fund’s Institutional Class shares declined 2.73%. The Fund’s Class A shares declined 2.58% at net asset value (NAV) and declined 8.56% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark declined 4.84%. For complete, annualized performance of Delaware Healthcare Fund, please see the table on page 4.

Among sectors, the Fund’s holdings in biotechnology contributed the most to relative performance as a result of both favorable asset allocation and stock selection. Shares of Regeneron Pharmaceuticals Inc. outperformed for the period after the company announced positive data from late phase trials of chronic obstructive pulmonary disease (COPD) drug Dupixent, which the company had developed in partnership with Sanofi. Shares of Seagen Inc., also in the biotechnology sector, rose following the announcement that Pfizer would acquire the company. Shares of Viking Therapeutics Inc. rose sharply at the end of the period. Viking Therapeutics, which focuses on treating metabolic and endocrine disorders, released positive early-stage study results for the subcutaneous use of its experimental weight loss drug. Weight loss drugs have become popular recently, and these results show promise for potential future revenue sources in the company’s pipeline. Conversely, the Fund’s overweight position in Arcus Biosciences Inc. detracted from relative performance after it announced mixed results in trials for its lung cancer drug.

Elsewhere, the Fund’s underweight positioning in the small- to mid-cap medical products sector also contributed to relative performance. Within the sector, the Fund’s underweight to Edwards Lifesciences Corp., Danaher Corp, and Intuitive Surgical Inc. was favorable in terms of asset allocation as all these companies underperformed for the fiscal year. On the negative side, the Fund’s overweight position in Illumina Inc. detracted from relative performance. Shares declined in May 2022 after a jury ruled against Illumina in a patent infringement case and the company guided to softer-than-predicted quarterly results. While the patent infringement case carries some risk to earnings, Illumina is expected to appeal and may have multiple ways to potentially mitigate the impact. We believe Illumina remains a leader in genome-analysis technology and trades at a discount to its intrinsic value.

While an underweight position in the pharmaceutical contract research and healthcare information technology (IT) sector also contributed to relative performance during the period, we do not find any companies within the sector that meet our investment criteria.

Favorable stock selection drove performance in the blue-chip medical products sector. The Fund’s underweight stance in Johnson & Johnson and Medtronic PLC was favorable in terms of asset allocation. The Fund’s overweight position in Amgen Inc. also added to relative performance due to positive earnings results and continued progress in the company’s pipeline. Conversely, overweight positions in Roche Holding AG and Chugai Pharmaceutical Co. Ltd. detracted from relative performance. Shares of Roche declined in May 2022 following the failure of a

2

phase 3 trial for its lung cancer drug Tecentriq. Despite this near-term underperformance, we believe Roche has a strong pipeline and trades at a discount to its intrinsic value. Shares of Chugai underperformed due to earnings results that slightly underwhelmed and a lack of near-term catalysts. Chugai is among the strongest franchises in Japan and is also partnered with Roche. This allows Chugai to benefit from both companies’ pipelines and we find this positive. As such, we believe Chugai continues to have an attractive platform of hemophilia and oncology drugs.

The Fund used derivatives, foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

As global healthcare investors, we think that short-term legislative risks and judicial action could possibly overshadow what we view as the positive long-term fundamentals of the sector and specific companies. In our opinion, there are tremendous long-term opportunities in the global healthcare asset class. The baby-boomer generation in America is aging, implying expanding demand for healthcare products and services for decades to come. At the same time, middle classes in countries with emerging economies (notably India and China) are growing rapidly, creating big appetites for Western-style medicine. We remain positive on the sector and its potential for growth.

We believe healthcare remains one of the few growth sectors in the US economy. We continue to see what we view as many attractive opportunities in the healthcare sector, particularly within biotechnology sector, where we see potential for continued innovation in cancer treatments and gene-therapy technology. We remain overweight in the biotechnology sector, particularly in small- to mid-cap companies, where we see potential for technological breakthroughs.

We continue putting a premium on disciplined, intensive research when analyzing investment opportunities for the Fund and tend to favor companies that exhibit such traits as:

• proven competitiveness

• seasoned management teams

• stock valuations that are discounted meaningfully from our estimates of intrinsic value.

These characteristics are part of our daily considerations as we follow our conservative, stock-by-stock approach to the Fund’s portfolio management.

3

Performance summary

Delaware Healthcare Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. September 28, 2007)
Excluding sales charge	-2.98%	+7.55%	+11.86%
Including sales charge	-8.56%	+6.28%	+11.20%
Class C (Est. January 28, 2010)
Excluding sales charge	-3.73%	+6.74%	+11.03%
Including sales charge	-4.61%	+6.74%	+11.03%
Class R (Est. January 28, 2010)
Excluding sales charge	-3.23%	+7.28%	+11.59%
Including sales charge	-3.23%	+7.28%	+11.59%
Institutional Class (Est. September 28, 2007)
Excluding sales charge	-2.73%	+7.81%	+12.15%
Including sales charge	-2.73%	+7.81%	+12.15%
Russell 3000 Healthcare Index	-4.84%	+10.71%	+12.59%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale

4

exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.24%	1.99%	1.49%	0.99%
Net expenses (including fee waivers, if any)	1.21%	1.96%	1.46%	0.96%
Type of waiver	Contractual	Contractual	Contractual	Contractual
5

Performance summary
Delaware Healthcare Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 3000 Healthcare Index	$10,000	$32,723
Delaware Healthcare Fund - Institutional Class shares	$10,000	$31,466
Delaware Healthcare Fund - Class A shares	$9,425	$28,917

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 3000 Healthcare Index as of March 31, 2013. The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest US companies based on total market capitalization.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408
7

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Healthcare Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,087.00	1.22%	$6.35
Class C	1,000.00	1,083.00	1.97%	10.23
Class R	1,000.00	1,086.00	1.47%	7.65
Institutional Class	1,000.00	1,088.70	0.97%	5.05
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,015.11	1.97%	9.90
Class R	1,000.00	1,017.60	1.47%	7.39
Institutional Class	1,000.00	1,020.09	0.97%	4.89

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

9

Security type / sector allocations and top 10 equity holdings

Delaware Healthcare Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	100.86%
Biotechnology*	33.09%
Blue Chip Medical Products*	44.35%
Healthcare Services	13.31%
Other	0.89%
Small- / Mid-Cap Medical Products	9.22%
Rights	0.00%
Short-Term Investments	0.26%
Total Value of Securities	101.12%
Liabilities Net of Receivables and Other Assets	(1.12)%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Biotechnology and Blue Chip Medical Products sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Biotechnology sector consisted of Biotechnology, Healthcare-Products, and Pharmaceuticals. As of March 31, 2023, such amounts, as a percentage of total net assets were 26.31%, 0.80%, and 5.98% respectively. The Blue Chip Medical Products sector consisted of Biotechnology, Healthcare-Products, and Pharmaceuticals. As of March 31, 2023, such amounts, as a percentage of total net assets were 10.83%, 4.12%, and 29.40% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Biotechnology and Blue Chip Medical Products sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Regeneron Pharmaceuticals	8.05%
Amgen	7.32%
UnitedHealth Group	6.95%
Eli Lilly & Co.	5.47%
Elevance Health	4.93%
AbbVie	4.42%
Merck & Co.	3.85%
Pfizer	3.02%
Intra-Cellular Therapies	2.99%
Illumina	2.85%
11

Schedule of investments

Delaware Healthcare Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 100.86%♦
Biotechnology — 33.09%
ACADIA Pharmaceuticals †	160,000	$3,011,200
Alkermes †	423,142	11,928,373
Allogene Therapeutics †	146,779	725,088
Alnylam Pharmaceuticals †	41,000	8,213,120
Amarin ADR †	190,000	285,000
AnaptysBio †	93,732	2,039,608
Arcus Biosciences †	379,100	6,914,784
Atea Pharmaceuticals †	70,000	234,500
Athenex †	3,500	4,655
BioMarin Pharmaceutical †	124,000	12,057,760
BioNTech ADR	18,000	2,242,260
Cellectis ADR †	226,875	437,869
Clovis Oncology †	250,200	27,222
Cogent Biosciences †	230,000	2,481,700
Coherus Biosciences †	430,000	2,941,200
Compugen †	852,941	598,765
Day One Biopharmaceuticals †	110,000	1,470,700
Dynavax Technologies †	760,000	7,455,600
Exact Sciences †	96,353	6,533,697
Fortress Biotech †	100,000	82,000
Galmed Pharmaceuticals †	306,010	130,513
Incyte †	80,000	5,781,600
Intellia Therapeutics †	20,000	745,400
Intercept Pharmaceuticals †	27,000	362,610
Karyopharm Therapeutics †	380,000	1,478,200
Landos Biopharma †	147,182	43,860
MacroGenics †	420,000	3,011,400
Madrigal Pharmaceuticals †	28,500	6,904,410
MEI Pharma †	600,000	137,340
Mersana Therapeutics †	150,000	616,500
Mirati Therapeutics †	60,000	2,230,800
Moderna †	18,000	2,764,440
MorphoSys †	300,000	4,761,391
Mustang Bio †	120,000	43,992
Myriad Genetics †	135,000	3,136,050
Nektar Therapeutics †	256,385	180,213
Neurocrine Biosciences †	110,000	11,134,200
NextCure †	150,000	222,000
ProQR Therapeutics †	620,000	1,320,600
Provention Bio †	70,000	1,687,000
Puma Biotechnology †	61,255	189,278

12

	Number of shares	Value (US $)
Common Stocks♦ (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals †	80,000	$65,733,600
REGENXBIO †	149,000	2,817,590
Rigel Pharmaceuticals †	1,600,000	2,112,000
Rocket Pharmaceuticals †	58,000	993,540
Roivant Sciences †	338,181	2,495,776
Sangamo Therapeutics †	400,000	704,000
Sarepta Therapeutics †	13,000	1,791,790
Seagen †	80,000	16,197,600
Sio Gene Therapies †	64,171	25,925
Surface Oncology †	350,000	244,580
Syndax Pharmaceuticals †	180,000	3,801,600
Tarsus Pharmaceuticals †	150,000	1,885,500
Theravance Biopharma †	208,783	2,265,296
Ultragenyx Pharmaceutical †	70,000	2,807,000
uniQure †	706,166	14,222,183
United Therapeutics †	80,000	17,916,800
Vertex Pharmaceuticals †	25,000	7,876,750
Viking Therapeutics †	330,100	5,496,165
Voyager Therapeutics †	5,700	43,947
WaVe Life Sciences †	81,955	354,865
Xencor †	129,191	3,603,137
XOMA †	3,466	73,167
Yumanity Therapeutics =	750,000	0
		270,029,709

Blue Chip Medical Products — 44.35%
AbbVie	226,559	36,106,708
Amgen	246,964	59,703,547
AstraZeneca	131,243	18,184,289
Biogen †	45,000	12,511,350
Boston Scientific †	380,000	19,011,400
Chugai Pharmaceutical	700,000	17,284,840
Eli Lilly & Co.	130,000	44,644,600
Euroapi †	8,695	99,247
Gilead Sciences	195,000	16,179,150
Johnson & Johnson	100,000	15,500,000
Merck & Co.	295,000	31,385,050
Organon & Co.	29,500	693,840
Pfizer	604,600	24,667,680
Roche Holding	80,000	22,859,408
Sanofi	200,000	21,695,745
Stryker	15,000	4,282,050

13

Schedule of investments

Delaware Healthcare Fund

	Number of shares	Value (US $)
Common Stocks♦ (continued)
Blue Chip Medical Products (continued)
UCB	76,000	$6,792,593
Zimmer Biomet Holdings	80,000	10,336,000
		361,937,497
Healthcare Services — 13.31%
CVS Health	100,000	7,431,000
Elevance Health	87,500	40,233,375
Quest Diagnostics	30,000	4,244,400
UnitedHealth Group	120,000	56,710,800
		108,619,575
Other — 0.89%
Cia de Minas Buenaventura ADR	66,353	542,768
Fannie Mae †	1,300,000	533,000
Federal Home Loan Mortgage †	1,050,000	428,799
Sohu.com ADR †	390,722	5,755,335
		7,259,902
Small- / Mid-Cap Medical Products — 9.22%
Halozyme Therapeutics †	230,000	8,783,700
Illumina †	100,000	23,255,000
InnoCare Pharma 144A #, †	17,000	18,127
Intra-Cellular Therapies †	450,000	24,367,500
Perrigo	210,000	7,532,700
Viatris	1,170,018	11,255,573
Zimvie †	8,000	57,840
		75,270,440
Total Common Stocks (cost $628,021,569)		823,117,123

Rights — 0.00%
Ambit Bioscience =	76,500	0
Total Rights (cost $0)		0

Short-Term Investments — 0.26%
Money Market Mutual Funds — 0.26%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	521,969	521,969
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	521,969	521,969
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	521,969	521,969

14

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	521,969	$521,969
Total Short-Term Investments (cost $2,087,876)		2,087,876
Total Value of Securities—101.12% (cost $630,109,445)		$825,204,999

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $18,127, which represents 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities

Delaware Healthcare Fund	March 31, 2023

Assets:
Investments, at value*	$825,204,999
Foreign tax reclaims receivable	1,273,462
Receivable for fund shares sold	767,433
Receivable for securities sold	692,335
Dividends receivable	255,358
Prepaid expenses	44,481
Other assets	7,050
Total Assets	828,245,118
Liabilities:
Due to custodian	18,213
Payable for fund shares redeemed	11,009,759
Investment management fees payable to affiliates	536,254
Other accrued expenses	441,116
Distribution fees payable to affiliates	105,069
Administration expenses payable to affiliates	54,462
Total Liabilities	12,164,873
Total Net Assets	$816,080,245

Net Assets Consist of:
Paid-in capital	$620,873,477
Total distributable earnings (loss)	195,206,768
Total Net Assets	$816,080,245

16

Net Asset Value

Class A:
Net assets	$219,518,202
Shares of beneficial interest outstanding, unlimited authorization, no par	8,995,949
Net asset value per share	$24.40
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$25.89

Class C:
Net assets	$69,422,543
Shares of beneficial interest outstanding, unlimited authorization, no par	3,134,096
Net asset value per share	$22.15

Class R:
Net assets	$3,041,996
Shares of beneficial interest outstanding, unlimited authorization, no par	127,778
Net asset value per share	$23.81

Institutional Class:
Net assets	$524,097,504
Shares of beneficial interest outstanding, unlimited authorization, no par	21,263,362
Net asset value per share	$24.65
___________________
*Investments, at cost	$630,109,445

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations

Delaware Healthcare Fund	Year ended March 31, 2023

Investment Income:
Dividends	$14,025,215
Foreign tax withheld	(635,716)
13,389,499

Expenses:
Management fees	7,195,310
Distribution expenses — Class A	700,199
Distribution expenses — Class C	763,599
Distribution expenses — Class R	17,574
Dividend disbursing and transfer agent fees and expenses	934,608
Accounting and administration expenses	155,819
Reports and statements to shareholders expenses	110,434
Custodian fees	80,815
Registration fees	65,263
Legal fees	48,268
Trustees’ fees and expenses	37,664
Audit and tax fees	33,748
Other	72,290
10,215,591
Less expenses waived	(263,288)
Less expenses paid indirectly	(311)
Total operating expenses	9,951,992
Net Investment Income (Loss)	3,437,507
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,795,682
Foreign currencies	(136,621)
Foreign currency exchange contracts	97,082
Net realized gain (loss)	4,756,143

Net change in unrealized appreciation (depreciation) on:
Investments	(36,493,625)
Foreign currencies	6,905
Net change in unrealized appreciation (depreciation)	(36,486,720)
Net Realized and Unrealized Gain (Loss)	(31,730,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,293,070)

See accompanying notes, which are an integral part of the financial statements.

18

Statements of changes in net assets

Delaware Healthcare Fund

	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,437,507	$2,913,406
Net realized gain (loss)	4,756,143	123,186,427
Net change in unrealized appreciation (depreciation)	(36,486,720)	(80,697,844)
Net increase (decrease) in net assets resulting from operations	(28,293,070)	45,401,989

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(25,169,243)	(16,759,306)
Class C	(7,000,140)	(5,329,804)
Class R	(316,970)	(231,131)
Institutional Class	(43,306,161)	(32,245,403)
	(75,792,514)	(54,565,644)

Capital Share Transactions:
Proceeds from shares sold:
Class A	41,110,533	32,758,898
Class	C 5,829,652	3,939,559
Class	R 773,400	744,943
Institutional Class	163,212,064	103,514,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	19,308,546	16,396,716
Class C	6,910,745	5,255,468
Class R	315,009	229,282
Institutional Class	39,869,728	29,874,548
	277,329,677	192,714,396
19

Statements of changes in net assets

Delaware Healthcare Fund

	Year ended
	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(119,145,873)	$(79,389,803)
Class C	(19,686,641)	(32,807,082)
Class R	(1,743,669)	(1,682,070)
Institutional Class	(162,223,197)	(270,277,103)
	(302,799,380)	(384,156,058)
Decrease in net assets derived from capital share transactions	(25,469,703)	(191,441,662)
Net Decrease in Net Assets	(129,555,287)	(200,605,317)
Net Assets:
Beginning of year	945,635,532	1,146,240,849
End of year	$816,080,245	$945,635,532

See accompanying notes, which are an integral part of the financial statements.

20

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Financial highlights
Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$27.35	$27.71	$22.75	$24.63	$22.63

0.08	0.06	0.03	0.03	(0.03)
(0.76)	1.06	6.49	0.11	2.44
(0.68)	1.12	6.52	0.14	2.41

—	—	(0.06)	—	(0.15)
(2.27)	(1.48)	(1.50)	(2.02)	(0.26)
(2.27)	(1.48)	(1.56)	(2.02)	(0.41)

$24.40	$27.35	$27.71	$22.75	$24.63

(2.98)%[3]	4.44%	28.55%	(0.27)%	10.74%

$219,518	$311,815	$344,531	$272,911	$319,993
1.23%	1.24%	1.23%	1.27%	1.28%
1.26%	1.24%	1.23%	1.27%	1.28%
0.32%	0.20%	0.11%	0.13%	(0.10)%
0.29%	0.20%	0.11%	0.13%	(0.10)%
3%	1%	22%	24%	33%

23

Financial highlights

Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$25.22	$25.86	$21.42	$23.47	$21.61

(0.10)	(0.14)	(0.17)	(0.15)	(0.20)
(0.70)	0.98	6.11	0.12	2.33
(0.80)	0.84	5.94	(0.03)	2.13

—	—	—	—	(0.01)
(2.27)	(1.48)	(1.50)	(2.02)	(0.26)
(2.27)	(1.48)	(1.50)	(2.02)	(0.27)

$22.15	$25.22	$25.86	$21.42	$23.47

(3.73)%[3]	3.66%	27.62%	(1.02)%	9.91%

$69,423	$86,748	$112,012	$99,376	$115,843
1.98%	1.99%	1.98%	2.02%	2.03%
2.01%	1.99%	1.98%	2.02%	2.03%
(0.43)%	(0.55)%	(0.64)%	(0.62)%	(0.85)%
(0.46)%	(0.55)%	(0.64)%	(0.62)%	(0.85)%
3%	1%	22%	24%	33%
25

Financial highlights

Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$26.81	$27.26	$22.40	$24.34	$22.37

0.02	(0.01)	(0.04)	(0.03)	(0.08)
(0.75)	1.04	6.40	0.11	2.40
(0.73)	1.03	6.36	0.08	2.32

—	—	—	—	(0.09)
(2.27)	(1.48)	(1.50)	(2.02)	(0.26)
(2.27)	(1.48)	(1.50)	(2.02)	(0.35)

$23.81	$26.81	$27.26	$22.40	$24.34

(3.23)%[3]	4.18%	28.30%	(0.52)%	10.44%

$3,042	$4,130	$4,867	$5,269	$7,080
1.48%	1.49%	1.48%	1.52%	1.53%
1.51%	1.49%	1.48%	1.52%	1.53%
0.07%	(0.05)%	(0.14)%	(0.12)%	(0.35)%
0.04%	(0.05)%	(0.14)%	(0.12)%	(0.35)%
3%	1%	22%	24%	33%

27

Financial highlights

Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$27.60	$27.93	$22.91	$24.75	$22.74

0.15	0.13	0.10	0.09	0.04
(0.77)	1.06	6.55	0.12	2.43
(0.62)	1.19	6.65	0.21	2.47

(0.06)	(0.04)	(0.13)	(0.03)	(0.20)
(2.27)	(1.48)	(1.50)	(2.02)	(0.26)
(2.33)	(1.52)	(1.63)	(2.05)	(0.46)

$24.65	$27.60	$27.93	$22.91	$24.75

(2.73)%[3]	4.69%	28.91%	(0.01)%	10.98%

$524,097	$542,943	$684,831	$518,093	$585,911
0.98%	0.99%	0.98%	1.02%	1.03%
1.01%	0.99%	0.98%	1.02%	1.03%
0.57%	0.45%	0.36%	0.38%	0.14%
0.54%	0.45%	0.36%	0.38%	0.14%
3%	1%	22%	24%	33%

29

Notes to financial statements

Delaware Healthcare Fund	March 31, 2023

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 10 series. These financial statements and the related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered nondiversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

30

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020–March 31, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in "Other" on the “Statement of operations.” During the year ended March 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with

31

Notes to financial statements

Delaware Healthcare Fund

1. Significant Accounting Policies (continued)

embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund's successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund's investments in these instruments, if any, are discussed in detail in the Notes to financial statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the "Statement of assets and liabilities" as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the "Schedule of investments."

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

32

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.96% of the Fund’s average daily net assets from July 29, 2022 through March 31, 2023.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited, each of which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, the Fund paid $28,804 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first

33

Notes to financial statements

Delaware Healthcare Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

$20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2023, the Fund paid $398,371 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2023, the Fund paid $14,025 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2023, DDLP earned $84,878 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2023, DDLP received gross CDSC commissions of $3,342 and $1,175 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

34

*The aggregate contractual waiver period covering this report is from July 29, 2022 through July 29, 2023.

3. Investments

For the year ended March 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$22,362,478
Sales	97,894,963

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$638,299,994
Aggregate unrealized appreciation of investments	$345,293,738
Aggregate unrealized depreciation of investments	(158,388,733)
Net unrealized appreciation of investments	$186,905,005

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap

35

Notes to financial statements

Delaware Healthcare Fund

3. Investments (continued)

contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2023:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Biotechnology	$265,268,318	$4,761,391	$—	[1]	$270,029,709
Blue Chip Medical Products	275,021,375	86,916,122	—		361,937,497
Healthcare Services	108,619,575	—	—		108,619,575
Other	7,259,902	—	—		7,259,902
Small- / Mid-Cap Medical Products	75,252,313	18,127	—		75,270,440
Rights	—	—	—	[1]	—
Short-Term Investments	2,087,876	—	—		2,087,876
Total Value of Securities	$733,509,359	$91,695,640	$—		$825,204,999

1The security that has been valued at zero on the "Schedule of investments" is considered to be Level 3 investments in this table.

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or

36

end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Year ended
	3/31/23	3/31/22
Ordinary income	$1,167,433	$7,946,243
Long-term capital gains	74,625,081	46,619,401
Total	$75,792,514	$54,565,644

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$620,873,477
Undistributed ordinary income	3,695,545
Undistributed long-term capital gains	4,579,417
Unrealized appreciation (depreciation) of investments and foreign currencies	186,931,806
Net assets	$816,080,245

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of securities no longer considered passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Fund had no reclassifications.

37

Notes to financial statements

Delaware Healthcare Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	1,597,995	1,171,832
Class C	248,394	151,719
Class R	30,644	27,220
Institutional Class	6,396,019	3,679,774

Shares issued upon reinvestment of dividends and distributions:
Class A	742,922	645,792
Class C	292,209	224,018
Class R	12,412	9,208
Institutional Class	1,520,005	1,166,975
	10,840,600	7,076,538
Shares redeemed:
Class A	(4,743,890)	(2,850,892)
Class C	(846,571)	(1,267,922)
Class R	(69,336)	(60,935)
Institutional Class	(6,323,317)	(9,699,629)
	(11,983,114)	(13,879,378)
Net decrease	(1,142,514)	(6,802,840)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A	Class C	Institutional Class	Class A	Institutional Class
	Shares	Shares	Shares	Shares	Shares	Value
Year ended
3/31/23	2,557,307	28,903	9,003	29,918	2,537,270	$64,320,350
3/31/22	55,730	11,390	377	10,446	55,771	1,903,692

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which

38

was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at March 31, 2023.

39

Notes to financial statements

Delaware Healthcare Fund

8. Derivatives (continued)

During the year ended March 31, 2023, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2023, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed on the “Statement of operations.”

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended March 31, 2023:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$—	$95,270

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and

40

asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At the year ended March 31, 2023, the Fund had no securities out on loan.

10. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

41

Notes to financial statements

Delaware Healthcare Fund

10. Credit and Market Risk (continued)

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund is a nondiversified fund that concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the "Schedule of investments."

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

42

12. New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

43

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Healthcare Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Healthcare Fund (one of the funds constituting Delaware Group® Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

44

Other Fund information (Unaudited)

Delaware Healthcare Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	98.46%
(B) Ordinary Income Distributions (Tax Basis)*	1.54%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on the Fund's ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100.00%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

For the fiscal year ended March 31, 2023, certain dividends paid by the Fund, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2023, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $305,649.

45

Other Fund information (Unaudited)

Delaware Healthcare Fund

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

46

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

47

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

48

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor
(2011–Present)
State Street Bank and Trust Company
(1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

49

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

50

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC (commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

51

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
American Shared Hospital Services (medical device)
(2017-2021)
Ivy Funds Complex
(2019-2021)

52

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

53

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek Capital, Ltd.
-Chief Executive Officer and President
(2009–Present)
Capital Z Asset Management
-Chief Executive Officer
(2008-2009)
California Public Employees' Retirement System (CalPERS)
-Senior Investment Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund
(2013–2021),
and WCM Alternatives: Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

54

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

55

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

Annual report

US equity mutual fund

Delaware Mid Cap Growth Equity Fund

(formerly, Delaware Smid Cap Growth Fund)

March 31, 2023

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Mid Cap Growth Equity Fund at delawarefunds.com/literature.

Manage your account online

• Check your account balance and transactions

• View statements and tax forms

• Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Mid Cap Growth Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Mid Cap Growth Equity Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Mid Cap Growth Equity Fund (Institutional Class shares)	1-year return	-27.05%
Delaware Mid Cap Growth Equity Fund (Class A shares)	1-year return	-27.22%
Russell 2500™ Growth Index (benchmark)	1-year return	-10.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Mid Cap Growth Equity Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Significant Fund event

The portfolio management team for the Fund changed effective December 5, 2022. Please read the latest prospectus, including the supplement dated December 5, 2022, for more information concerning this event. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Market review

Though the overwhelming trend was to the downside, there was significant volatility throughout the fiscal period ended March 31, 2023, as the markets tried to understand and price peak inflation and the corresponding aggressive US Federal Reserve moves juxtaposed against stubborn employment and wage and manufacturing data that had yet to roll over. Continued strength in these measures led the Fed to reiterate its higher-and-hold interest rate policy instead of pivoting to a more dovish stance. As labor markets remained tight, the talk of peak

With the litany of uncertainties presented in the macroeconomic environment, we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle.

Portfolio management review

Delaware Mid Cap Growth Equity Fund

inflation continued to be offset by the growing concern of a hard landing due to the stress of tighter financial conditions. As rates continued to move higher, housing affordability rolled over with mortgage rates more than doubling off their lows, causing affordability to sink precipitously. The downdraft continued as focus began to shift from the macroeconomic concerns to corporate earnings degradation and the ultimate impact on how earnings and earnings growth should be appropriately priced, given the new higher interest rate environment.

The final volatility-inducing event of the 12-month period occurred early in March 2023 when the banking sector came under intense scrutiny, particularly at regional banks, due to mismatches in assets and liabilities caused by the Fed’s aggressive tightening cycle. Though there were two bank casualties in the US, a contagion was averted when the Fed stepped in with the announcement of a new emergency liquidity facility while protecting the uninsured deposits at those institutions in need. All of this changed the narrative to the expectation of an aggressive Fed pivot, which provided a significant tailwind once again to the equity markets, particularly larger capitalization growth stocks.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Mid Cap Growth Equity Fund underperformed its benchmark, the Russell 2500 Growth Index. The Fund’s Institutional Class shares returned -27.05%. The Fund’s Class A shares returned -27.22% at net asset value and -31.41% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -10.35%. For complete, annualized performance of Delaware Mid Cap Growth Equity Fund, please see the table on page 5.

Following is a discussion about performance during the period from December 5, 2022 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2023.

With the litany of uncertainties presented in the macroeconomic environment, we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. Sector overweight and underweight positions are primarily a by-product of bottom-up stock selection, with notable overweight positions in information technology (IT), communication services, consumer discretionary, and healthcare and notable underweight positions in industrials, materials, and financials. The portfolio had no exposure to the energy, utilities, and real estate sectors, all of which contributed to performance during the period we managed the Fund, while the overweight allocation to IT provided the largest relative sector contribution to outperformance.

IT remained the largest sector allocation in the Fund. Overweight to this outperforming sector was a positive; however, poor stock selection offset the overweight, resulting in negative relative performance to the benchmark during the period we managed the Fund. Monolithic Power Systems Inc., which designs, develops, and markets integrated power semiconductor and power delivery architecture solutions, was an overweight outperformer in the Fund’s portfolio for the period. It announced a revenue beat in the first quarter of 2023 and maintained guidance for the second quarter in line with Wall Street expectations, and we purchased the stock during the period.

Healthcare, the third-largest sector allocation in the benchmark and a notable overweight in the Fund, detracted from relative performance because of stock selection, which offset a minor contribution from the sector’s overweight allocation. A positive standout during the period we managed the Fund was West Pharmaceutical Services Inc., a leading manufacturer in the design and production of technologically advanced, high-quality, integrated containment and delivery systems for injectable medicines. We researched and followed West for several years, though had not been comfortable with the risk-reward potential given the valuation of the stock over time. The market pullback in 2022 gave us the valuation opportunity we were waiting for to initiate a position in the portfolio. West has deftly navigated the stepdown from its COVID-19-induced accelerated product demand while increasing production capacity and maintaining focus on product development that suits the needs of the new biologic therapies coming to market. We added incrementally to the position early in the first quarter of 2023 as the valuation multiple climbed back to pre-2022 levels by quarter end.

CoStar Group Inc., a real estate data, analytics, and online marketplace, was a significant relative detractor to performance during the reporting period in the industrials sector yet remained the second-largest position in the Fund. There is always a bit of handwringing when CoStar announces guidance for the upcoming year, and 2023 was no exception. The company guided well below consensus expectations due to its investments in expanding its revenue model into the residential real estate market with the launch of Homes.com, which is expected to roll out mid-year. We strongly believe that management can navigate into this market with the same, if not better, success as its launch of Apartments.com, which in the fourth quarter of 2022 announced net new bookings growth of more than 170% year over year. We held steady on our position size in the portfolio throughout the period.

The financials sector experienced tremendous pressure in the first quarter of 2023 as news of Silicon Valley Bank’s (SVB’s) tenuous capital situation came into focus with unexpected and alarming rapidity. Fears of contagion and potential bank runs became widespread within days, bringing the entirety of the financial sector down as bank capital structures were fully scrutinized. While we didn’t own SVB, we did have exposure to two regional banks that suffered at the hands of the market. Though First Republic Bank’s capital situation was much different than that of SVB, the market treated the stock in a similar fashion, selling off more than 80% in the quarter, leading First Republic to be the largest single relative detractor to performance within the portfolio for the quarter. We sold the name as judiciously as possible, as we believe the landscape for regional banks has elevated scrutiny, increased potential for unknown risks, and a higher likelihood for increased regulation.

The energy sector is just over a 5% allocation to the benchmark, and we continue to have no exposure in this sector, which contributed positive relative sector allocation performance during the period we managed the Fund. We remain wary of the business models within the energy sector, in which companies have tended to spend with reckless, cyclical abandon and not for the longer-term viability and profile of their businesses. Recently, however, there has been an interesting change in that dynamic, as shareholders have spoken, and managements have listened to

Portfolio management review

Delaware Mid Cap Growth Equity Fund

the desire for more capital discipline. We continue to research potential names for the Fund’s portfolio.

Finally, overweight allocations to both consumer discretionary and communication services, coupled with strong stock selection in each sector, were positive for the period we managed the Fund. No exposure to the underperforming real estate sector contributed to relative outperformance in the period, and our cash position was an incremental contributor for the Fund in the period.

Given the macro backdrop, the turmoil evident in the banking sector, and the volatility in the market, we remain measured in our portfolio management approach. We now believe that the coming recessionary environment may be more certain and prolonged than we once expected. We are keenly aware that stock prices may not accurately reflect the true intrinsic value nor potential growth opportunity of companies for a full market cycle. In this environment, we are focused on earnings risk while continuously mindful that the price you pay for a stock can provide opportunity for returns over time as well as a margin of safety in an environment full of uncertainties. We have uncovered many company-specific opportunities as we filter through the mid-cap growth universe with the lens of holding names for three to five years. The idea of reshoring is of particular interest to us now. The production problems of the pandemic only served to intensify the corporate trend to diversify supply chains. From an investment perspective, the word automation resonates with us, from manufacturing to transportation to delivery.

We continue to look for opportunities to invest in companies that we believe have sound capital structures and the ability to grow throughout business and economic cycles, not because of the cycle. These business models have a product or service that appears durable to us, coupled with capital structure and management teams that allow them to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and other areas that we think should continue to grow, regardless of the economic cycle. While stock picking is always key to our process and performance, we think it will be paramount in this environment as we seek to manage valuation risk in the Fund’s portfolio while investing in what we view as durable, secular growth companies.

Performance summary
Delaware Mid Cap Growth Equity Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	-27.22%	+6.95%	+10.23%	—
Including sales charge	-31.41%	+5.70%	+9.58%	—
Class C (Est. November 28, 1995)
Excluding sales charge	-27.72%	+6.15%	+9.40%	—
Including sales charge	-28.32%	+6.15%	+9.40%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-27.43%	+6.69%	+9.95%	—
Including sales charge	-27.43%	+6.69%	+9.95%	—
Institutional Class (Est. November 9, 1992)
Excluding sales charge	-27.05%	+7.23%	+10.50%	—
Including sales charge	-27.05%	+7.23%	+10.50%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	-26.99%	+7.30%	—	+9.70%
Including sales charge	-26.99%	+7.30%	—	+9.70%
Russell 2500 Growth Index	-10.35%	+6.82%	+10.05%	—

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net

Performance summary

Delaware Mid Cap Growth Equity Fund

assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses (without fee waivers)	1.04%	1.79%	1.29%	0.79%	0.71%
Net expenses (including fee waivers, if any)	1.04%	1.79%	1.29%	0.79%	0.71%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Mid Cap Growth Equity Fund – Institutional Class shares	$10,000	$27,151
Russell 2500 Growth Index	$10,000	$26,048
Delaware Mid Cap Growth Equity Fund – Class A shares	$9,425	$24,960

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2013. The Russell 2500 Growth Index measures the performance of the small-to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Mid Cap Growth Equity Fund

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201
Class R6	DFZRX	24610A505

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

Delaware Mid Cap Growth Equity Fund

Expense analysis of an investment of $1,000

	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid During Period
	10/1/22	3/31/23	Expense Ratio	10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,084.90	1.17%	$6.08
Class C	1,000.00	1,081.10	1.92%	9.96
Class R	1,000.00	1,083.20	1.42%	7.38
Institutional Class	1,000.00	1,086.30	0.92%	4.79
Class R6	1,000.00	1,086.60	0.83%	4.32
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.17%	$5.89
Class C	1,000.00	1,015.36	1.92%	9.65
Class R	1,000.00	1,017.85	1.42%	7.14
Institutional Class	1,000.00	1,020.34	0.92%	4.63
Class R6	1,000.00	1,020.79	0.83%	4.18

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations and top 10 equity holdings

Delaware Mid Cap Growth Equity Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.51%
Communication Services	7.93%
Consumer Discretionary	15.97%
Consumer Staples	1.27%
Financials	5.17%
Healthcare	17.36%
Industrials	17.34%
Information Technology*	33.44%
Materials	1.03%
Short-Term Investments	0.34%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipments, Electronics, Office/Business Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 1.59%, 4.20%, 4.74%, 0.95%, 9.60%, 10.17%, and 2.19% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Security type / sector allocations and top 10 equity holdings

Delaware Mid Cap Growth Equity Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
MarketAxess Holdings	4.09%
CoStar Group	3.76%
On Holding Class A	3.73%
Dexcom	3.36%
Monolithic Power Systems	3.05%
Pinterest Class A	2.89%
Trade Desk Class A	2.86%
Microchip Technology	2.49%
BorgWarner	2.32%
Tyler Technologies	2.25%

Schedule of investments

Delaware Mid Cap Growth Equity Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 99.51% ♦
Communication Services — 7.93%
Pinterest Class A †	1,591,365	$43,396,524
Shutterstock	254,389	18,468,641
Trade Desk Class A †	704,179	42,891,543
ZoomInfo Technologies †	574,127	14,186,678
		118,943,386
Consumer Discretionary — 15.97%
BorgWarner	707,124	34,726,860
Floor & Decor Holdings Class A †	242,096	23,778,669
Foot Locker	418,210	16,598,755
Levi Strauss & Co. Class A	819,669	14,942,566
Lululemon Athletica †	65,471	23,843,884
National Vision Holdings †	513,899	9,681,857
On Holding Class A †	1,801,438	55,898,621
Petco Health & Wellness †	939,862	8,458,758
Pool	77,335	26,482,597
Vail Resorts	107,343	25,083,912
		239,496,479
Consumer Staples — 1.27%
Brown-Forman Class B	295,618	18,999,369
		18,999,369
Financials — 5.17%
Kinsale Capital Group	54,167	16,258,225
MarketAxess Holdings	156,784	61,348,011
		77,606,236
Healthcare — 17.36%
Agilent Technologies	154,369	21,355,408
Bio-Techne	295,692	21,937,390
Cooper	21,121	7,885,737
Dexcom †	434,071	50,430,369
Edwards Lifesciences †	238,025	19,691,808
Envista Holdings †	576,417	23,563,927
Genmab ADR †	362,815	13,699,894
Intuitive Surgical †	108,905	27,821,960
Repligen †	169,861	28,597,798
Seagen †	109,898	22,251,048
West Pharmaceutical Services	66,635	23,087,028
		260,322,367

Schedule of investments

Delaware Mid Cap Growth Equity Fund

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Industrials — 17.34%
A O Smith	315,235	$21,798,500
Clarivate †	1,105,181	10,377,650
Copart †	267,444	20,114,463
CoStar Group †	819,039	56,390,835
Fastenal	456,543	24,625,929
Generac Holdings †	167,254	18,065,105
HEICO Class A	215,265	29,254,513
Howmet Aerospace	249,722	10,580,721
IDEX	88,471	20,439,455
Lincoln Electric Holdings	96,399	16,301,071
Trex †	498,980	24,285,357
WillScot Mobile Mini Holdings †	165,902	7,777,486
		260,011,085
Information Technology — 33.44%
Arista Networks †	195,612	32,835,430
Coherent †	551,070	20,984,746
Crowdstrike Holdings Class A †	173,750	23,848,925
DocuSign †	394,699	23,010,952
DoubleVerify Holdings †	165,900	5,001,885
EngageSmart †	382,222	7,357,774
HubSpot †	37,061	15,889,904
Keysight Technologies †	171,421	27,681,063
Littelfuse	68,821	18,450,222
Marvell Technology	674,011	29,184,676
Microchip Technology	445,164	37,295,840
Monolithic Power Systems	91,431	45,764,873
Novanta †	130,504	20,761,881
Paycom Software †	100,093	30,429,273
Teradyne	294,612	31,673,736
Trimble †	428,077	22,439,796
Tyler Technologies †	95,284	33,791,518
Universal Display	153,293	23,780,343
Workday Class A †	97,434	20,124,018
Workiva †	165,706	16,969,951
Zebra Technologies Class A †	44,902	14,278,836
		501,555,642

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Materials — 1.03%
Martin Marietta Materials	43,746	$15,532,455
		15,532,455
Total Common Stocks (cost $1,453,563,075)		1,492,467,019

Short-Term Investments — 0.34%
Money Market Mutual Funds — 0.34%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	1,259,334	1,259,334
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	1,259,334	1,259,334
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	1,259,334	1,259,334
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	1,259,334	1,259,334
Total Short-Term Investments (cost $5,037,336)		5,037,336
Total Value of Securities—99.85% (cost $1,458,600,411)		$1,497,504,355

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Mid Cap Growth Equity Fund	March 31, 2023

Assets:
Investments, at value*	$1,497,504,355
Receivable for securities sold	10,148,512
Receivable for fund shares sold	2,139,527
Dividends receivable	485,023
Prepaid expenses	20,544
Other assets	27,856
Total Assets	1,510,325,817
Liabilities:
Payable for fund shares redeemed	4,698,325
Payable for securities purchased	3,672,766
Other accrued expenses	1,158,566
Investment management fees payable to affiliates	868,500
Distribution fees payable to affiliates	190,546
Administration expenses payable to affiliates	4,729
Total Liabilities	10,593,432
Total Net Assets	$1,499,732,385

Net Assets Consist of:
Paid-in capital	$2,416,950,500
Total distributable earnings (loss)	(917,218,115)
Total Net Assets	$1,499,732,385

Net Asset Value

Class A:
Net assets	$722,894,975
Shares of beneficial interest outstanding, unlimited authorization, no par	49,238,496
Net asset value per share	$14.68
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$15.58

Class C:
Net assets	$46,272,910
Shares of beneficial interest outstanding, unlimited authorization, no par	2,624,937	**
Net asset value per share	$17.63	**

Class R:
Net assets	$8,864,198
Shares of beneficial interest outstanding, unlimited authorization, no par	747,277
Net asset value per share	$11.86

Institutional Class:
Net assets	$627,320,404
Shares of beneficial interest outstanding, unlimited authorization, no par	24,001,882
Net asset value per share	$26.14

Class R6:
Net assets	$94,379,898
Shares of beneficial interest outstanding, unlimited authorization, no par	3,588,010
Net asset value per share	$26.30

*Investments, at cost	$1,458,600,411

**On September 9, 2022, the class declared a 10 for 1 reverse stock split. The net asset values and per share information listed have been revised to reflect the reverse stock split.

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Mid Cap Growth Equity Fund	Year ended March 31, 2023

Investment Income:
Dividends	$1,703,704

Expenses:
Management fees	12,783,867
Distribution expenses — Class A	1,997,624
Distribution expenses — Class C	564,770
Distribution expenses — Class R	45,975
Dividend disbursing and transfer agent fees and expenses	2,197,495
Accounting and administration expenses	328,751
Reports and statements to shareholders expenses	290,978
Legal fees	236,695
Custodian fees	170,028
Trustees’ fees and expenses	128,360
Registration fees	110,500
Audit and tax fees	35,431
Other	220,207
19,110,681
Less expenses paid indirectly	(952)
Total operating expenses	19,109,729
Net Investment Income (Loss)	(17,406,025)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(793,783,905)
Affiliated investments	(81,028,599)
Net realized gain (loss)	(874,812,504)

Net change in unrealized appreciation (depreciation) on:
Investments	71,023,890
Affiliated investments	(22,773,112)
Net change in unrealized appreciation (depreciation)	48,250,778
Net Realized and Unrealized Gain (Loss)	(826,561,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(843,967,751)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Mid Cap Growth Equity Fund

	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(17,406,025)	$(39,587,061)
Net realized gain (loss)	(874,812,504)	673,495,581
Net change in unrealized appreciation (depreciation)	48,250,778	(1,611,609,978)
Net increase (decrease) in net assets resulting from operations	(843,967,751)	(977,701,458)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(151,716,634)	(388,029,232)
Class C	(8,955,517)	(102,904,882)
Class R	(2,134,749)	(5,515,016)
Institutional Class	(94,231,570)	(425,430,118)
Class R6	(14,384,922)	(24,966,099)
	(271,423,392)	(946,845,347)
Capital Share Transactions:
Proceeds from shares sold:
Class A	54,308,294	126,050,746
Class C	4,644,350	30,632,274
Class R	1,994,786	7,935,252
Institutional Class	331,245,800	994,225,661
Class R6	89,920,079	85,769,968

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	148,089,295	379,171,004
Class C	8,884,249	101,391,167
Class R	2,131,021	5,511,563
Institutional Class	86,219,261	390,013,279
Class R6	14,076,940	24,568,483
	741,514,075	2,145,269,397

Statements of changes in net assets

Delaware Mid Cap Growth Equity Fund

	Year ended
	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(204,654,116)	$(327,446,410)
Class C	(25,485,239)	(77,825,426)
Class R	(2,806,713)	(8,774,750)
Institutional Class	(843,256,566)	(1,770,386,297)
Class R6	(83,527,953)	(73,145,079)
	(1,159,730,587)	(2,257,577,962)
Decrease in net assets derived from capital share transactions	(418,216,512)	(112,308,565)
Net Decrease in Net Assets	(1,533,607,655)	(2,036,855,370)

Net Assets:
Beginning of year	3,033,340,040	5,070,195,410
End of year	$1,499,732,385	$3,033,340,040

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Mid Cap Growth Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$25.06	$43.06	$21.93	$23.85	$22.83

(0.18)	(0.37)	(0.38)	(0.26)	(0.20)
(6.65)	(7.51)	25.13	(0.58)	4.35
(6.83)	(7.88)	24.75	(0.84)	4.15

(3.55)	(10.12)	(3.62)	(1.08)	(3.13)
(3.55)	(10.12)	(3.62)	(1.08)	(3.13)

$14.68	$25.06	$43.06	$21.93	$23.85

(27.22)%	(21.65)%	113.53%	(3.96)%	19.68%

$722,895	$1,212,013	$1,773,669	$805,989	$901,171
1.15%	1.04%	1.05%	1.10%	1.12%
(1.05)%	(1.01)%	(1.01)%	(1.04)%	(0.82)%
133%[4]	81%	79%	113%	96%

Financial highlights

Delaware Mid Cap Growth Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	On September 9, 2022, the Fund declared a 10 for 1 reverse stock split. The net asset values and per share information have been restated to reflect the reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended[1]
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$29.30	$149.00	$88.10	$102.60	$115.50

(0.07)	(1.40)	(2.50)	(1.90)	(1.80)
(8.05)	(17.10)	99.60	(1.80)	20.20
(8.12)	(18.50)	97.10	(3.70)	18.40

(3.55)	(101.20)	(36.20)	(10.80)	(31.30)
(3.55)	(101.20)	(36.20)	(10.80)	(31.30)

$17.63	$29.30	$149.00	$88.10	$102.60

(27.72)%	(22.33)%	111.78%	(4.63)%	18.83%

$46,273	$93,375	$173,533	$63,090	$56,065
1.90%	1.79%	1.80%	1.85%	1.87%
(1.80)%	(1.77)%	(1.76)%	(1.79)%	(1.57)%
133%[5]	81%	79%	113%	96%

Financial highlights

Delaware Mid Cap Growth Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$21.24	$38.27	$19.74	$21.62	$21.01

(0.18)	(0.41)	(0.43)	(0.29)	(0.24)
(5.65)	(6.50)	22.58	(0.51)	3.98
(5.83)	(6.91)	22.15	(0.80)	3.74

(3.55)	(10.12)	(3.62)	(1.08)	(3.13)
(3.55)	(10.12)	(3.62)	(1.08)	(3.13)

$11.86	$21.24	$38.27	$19.74	$21.62

(27.43)%	(21.84)%	112.94%	(4.18)%	19.42%

$8,864	$13,230	$18,905	$8,477	$14,143
1.40%	1.29%	1.30%	1.35%	1.37%
(1.30)%	(1.27)%	(1.26)%	(1.29)%	(1.07)%
133%[4]	81%	79%	113%	96%

Financial highlights

Delaware Mid Cap Growth Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$40.71	$62.88	$31.14	$33.35	$30.69

(0.23)	(0.43)	(0.43)	(0.28)	(0.19)
(10.79)	(11.62)	35.79	(0.85)	5.98
(11.02)	(12.05)	35.36	(1.13)	5.79

(3.55)	(10.12)	(3.62)	(1.08)	(3.13)
(3.55)	(10.12)	(3.62)	(1.08)	(3.13)

$26.14	$40.71	$62.88	$31.14	$33.35

(27.05)%	(21.45)%	114.04%	(3.70)%	19.99%

$627,320	$1,590,990	$2,959,703	$706,785	$585,344
0.90%	0.79%	0.80%	0.85%	0.87%
(0.80)%	(0.76)%	(0.76)%	(0.79)%	(0.57)%
133%[4]	81%	79%	113%	96%

Financial highlights

Delaware Mid Cap Growth Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2023 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$40.90	$63.08	$31.21	$33.40	$30.71

(0.20)	(0.38)	(0.41)	(0.25)	(0.16)
(10.85)	(11.68)	35.90	(0.86)	5.98
(11.05)	(12.06)	35.49	(1.11)	5.82

(3.55)	(10.12)	(3.62)	(1.08)	(3.13)
(3.55)	(10.12)	(3.62)	(1.08)	(3.13)

$26.30	$40.90	$63.08	$31.21	$33.40

(26.99)%	(21.39)%	114.20%	(3.63)%	20.08%

$94,380	$123,731	$144,385	$17,446	$9,005
0.81%	0.71%	0.73%	0.77%	0.80%
(0.71)%	(0.69)%	(0.69)%	(0.71)%	(0.50)%
133%[4]	81%	79%	113%	96%

Notes to financial statements

Delaware Mid Cap Growth Equity Fund	March 31, 2023

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 10 series. These financial statements and the related notes pertain to Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund) (Fund). Effective April 28, 2023, the name of Delaware Smid Cap Growth Fund changed to Delaware Mid Cap Growth Equity Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020 – March 31, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Taxable non-cash dividends are recorded as dividend income. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Mid Cap Growth Equity Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited, each of which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub- Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, the Fund paid $58,974 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2023, the Fund paid $1,193,870 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based upon the allocation described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2023, the Fund paid $35,059 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2023, DDLP earned $42,474 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2023, DDLP received gross CDSC commissions of $75,586 and $5,375 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended March 31, 2023 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated

Notes to financial statements
Delaware Mid Cap Growth Equity Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2023, the Fund engaged in Rule 17a-7 securities sales of $15,384,785 which resulted in realized gain of $3,812,734. The Fund did not engage in Rule 17a-7 securities purchases for the year ended March 31, 2023.

A summary of the transactions in affiliated companies during the year ended March 31, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities
Common Stocks—0.0%
Pacira BioSciences†	$180,177,630	$—	$(122,485,836)	$(11,811,487)	$(45,880,307)
Quanterix†	71,276,842	—	(25,166,925)	(69,217,112)	23,107,195
Total	$251,454,472	$—	$(147,652,761)	$(81,028,599)	$(22,773,112)
	Value, end of period	Shares	Dividend Income	Capital gain distributions
Common Stocks—0.0%
Pacira BioSciences†	$—	—	$—	$—
Quanterix†	—	—	—	—
Total	$—		$—	$—

† Non-income producing security.

3. Investments

For the year ended March 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$2,503,299,861
Sales	3,224,973,280

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,469,190,556
Aggregate unrealized appreciation of investments	$95,630,348
Aggregate unrealized depreciation of investments	(67,316,549)
Net unrealized appreciation of investments	$28,313,799

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 – Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based

Notes to financial statements
Delaware Mid Cap Growth Equity Fund

3. Investments (continued)

upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2023:

Level 1
Securities
Assets:
Common Stocks	$1,492,467,019
Short-Term Investments	5,037,336
Total Value of Securities	$1,497,504,355

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. During the year ended March 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Year ended
	3/31/23	3/31/22
Ordinary income	$—	$221,884,395
Long-term capital gains	271,423,392	724,960,952
Total	$271,423,392	$946,845,347

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,416,950,500
Qualified late year loss deferrals	(2,557,631)
Capital loss carryforwards	(942,974,283)
Unrealized appreciation (depreciation) of investments	28,313,799
Net assets	$1,499,732,385

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year losses represent ordinary losses realized from January 1, 2023 through March 31, 2023 and capital losses realized from November 1, 2022 through March 31, 2023, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $22,240,189.

At March 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$482,129,162	$460,845,121	$942,974,283

Notes to financial statements
Delaware Mid Cap Growth Equity Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	3,117,196	3,432,145
Class C	1,079,197	4,039,516
Class R	146,119	221,570
Institutional Class	11,667,002	18,132,394
Class R6	3,182,856	1,552,815

Shares issued upon reinvestment of dividends and distributions:
Class A	10,115,139	12,976,420
Class C	503,928	29,560,107
Class R	179,985	222,420
Institutional Class	3,309,761	8,224,658
Class R6	537,083	515,819
	33,838,266	78,877,864

Shares from reverse stock split:
Class C	(24,760,404)	—

Shares redeemed:
Class A	(12,348,914)	(9,242,186)
Class C	(6,048,561)	(13,394,575)
Class R	(201,708)	(315,120)
Institutional Class	(30,056,623)	(34,345,493)
Class R6	(3,156,966)	(1,332,637)
	(76,573,176)	(58,630,011)
Net increase (decrease)	(42,734,910)	20,247,853

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
3/31/23	372,204	25,720	248,869	13,906	214,913	241,328	$12,198,688
3/31/22	89,594	73,490	30	11,309	66,443	—	4,591,642

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Notes to financial statements
Delaware Mid Cap Growth Equity Fund

8. Securities Lending (continued)

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At the year ended March 31, 2023, the Fund had no securities out on loan.

9. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund invests in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2023. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2023, there were no Rule 144A securities held by the Fund.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown.

Notes to financial statements
Delaware Mid Cap Growth Equity Fund

10. Contractual Obligations (continued)

However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

12. Subsequent Events

Effective April 28, 2023, the name of Delaware Smid Cap Growth Fund changed to Delaware Mid Cap Growth Equity Fund.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Mid Cap Growth Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund) (one of the funds constituting Delaware Group® Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Mid Cap Growth Equity Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor
(2011–Present)
State Street Bank and Trust Company
(1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC (commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
American Shared Hospital Services (medical device)
(2017-2021)
Ivy Funds Complex
(2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group
Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek Capital, Ltd.
-Chief Executive Officer and President
(2009–Present)
Capital Z Asset Management
-Chief Executive Officer
(2008-2009)
California Public Employees’ Retirement System (CalPERS)
-Senior Investment Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund
(2013–2021),
and WCM Alternatives: Credit Event Fund
(2017–2021)
Grange Insurance (2013–Present)
H&R Block Corporation
(2008–2022)
International Securities Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Annual report

US equity mutual fund

Delaware Small Cap Growth Fund

March 31, 2023

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Growth Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Small Cap Growth Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Small Cap Growth Fund (Institutional Class shares)	1-year return	-25.58%
Delaware Small Cap Growth Fund (Class A shares)	1-year return	-25.76%*
Russell 2000® Growth Index (benchmark)	1-year return	-10.60%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Small Cap Growth Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Significant Fund event

The portfolio management team for the Fund changed effective December 5, 2022. Please read the latest prospectus, including the supplement dated December 5, 2022, for more information concerning this event. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Market review

Positive returns for the market during the stub period of early December 2022 through March 31, 2023 were a welcome relief from the sharp market correction in calendar year 2022. After fizzling out at the end of December, small-cap growth stocks staged a strong rally at the beginning of calendar 2023 coincident with a move downward in the US government 10-year Treasury bond rate.

The Fund's strategy broadened during the period we managed it to include more exposure to what we view as attractive growth companies in sectors such as industrials, communication services, financials, and energy.

1

Portfolio management review

Delaware Small Cap Growth Fund

The rally lasted through early February, which also corresponded with a reversal in the 10-year Treasury. The same issues that caused the weakness in 2022 surfaced in February as the US Federal Reserve’s determination to snuff out inflation led to interest rate hikes in February and March, and the consequent recession fears raised alarm over earnings for 2023. The collapse of Silicon Valley Bank and the contagion it caused throughout the banking system was the final blow. The latter issue had a more pronounced impact on small-cap stocks, which resulted in underperformance versus their mid-cap and large-cap peers. Small-cap growth stocks, however, fared better than small-cap value stocks, which have a heavier concentration of financial companies.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Small Cap Growth Fund underperformed its benchmark, the Russell 2000 Growth Index. The Fund’s Institutional Class shares returned -25.58%. The Fund’s Class A shares returned -25.76% at net asset value and -30.02% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark returned -10.60%. For complete, annualized performance of Delaware Small Cap Growth Fund, please see the table on page 4.

Following is a discussion about performance during the period from December 5, 2022 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2023.

The strongest sector gains versus the benchmark included consumer discretionary, technology, financials, and consumer staples.

The Fund strategy broadened during the period we managed it, to include more exposure to what we view as attractive growth companies in sectors such as industrials, communication services, financials, and energy. Accordingly, the number of holdings increased to a level above 50. These moves were designed to dampen some of the excess volatility of the portfolio while maintaining attractive growth dynamics. Funding for changes in the portfolio came from a few mid-cap holdings as well as reductions in the weightings of other stocks.

On Holding AG, Wingstop Inc., Floor & Décor Holdings Inc., and Boot Barn Inc. led gains in the consumer discretionary sector. Consumer spending has remained quite resilient during this period of rising interest rates and inflation, with market share winners like those mentioned above thriving. We reduced a substantial overweight in this sector somewhat to reflect the strong performance of the stocks in the face of rising concerns over the economy.

In consumer staples, cosmetic company e.l.f. Beauty Inc. has been the standout in the Fund and remains a top holding. The technology sector has also performed well as earnings for growth companies have held up much better than the cyclicals. Leading contributors in the recent period included Lattice Semiconductor Corp. and DoubleVerify Holdings Inc. Cybersecurity software and communications equipment holdings have been added to the sector.

The industrials sector performance was slightly negative during the period that we managed the Fund, as investor reaction toward cyclical sectors seemed to sway with each economic datapoint. The portfolio was underweight industrials, which was the main reason for slight sector underperformance.

2

Clean Harbors Inc., a provider of environmental remediation and industrial waste management services, is a new position in the Fund and was a strong contributor for the period we managed the Fund.

Healthcare continued its struggles to separate itself from macroeconomic pressures. While there were some improvements in procedure volumes, inflation, and labor pressures, each remained more of a headwind than hoped this far out from the worst of COVID-19. In addition, financing fears are accelerating, which put pressure on the less profitable segments, like biotech. The Fund’s portfolio underperformed the healthcare sector due to poor stock selection on a couple of holdings. In particular, medical device manufacturer Inari Medical Inc. was a significant detractor as it faced competitive and valuation concerns.

3

Performance summary

Delaware Small Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	Lifetime
Class A (Est. June 30, 2016)
Excluding sales charge	-25.76%**	+7.72%	+12.37%
Including sales charge	-30.02%	+6.45%	+11.39%
Class C (Est. June 30, 2016)
Excluding sales charge	-26.31%	+6.89%	+11.52%
Including sales charge	-27.05%	+6.89%	+11.52%
Class R (Est. June 30, 2016)
Excluding sales charge	-25.91%**	+7.45%	+12.08%
Including sales charge	-25.91%	+7.45%	+12.08%
Institutional Class (Est. June 30, 2016)
Excluding sales charge	-25.58%	+7.97%	+12.63%
Including sales charge	-25.58%	+7.97%	+12.63%
Russell 2000 Growth Index	-10.60%	+4.26%	+8.56%*

*The benchmark lifetime returns are calculated using the Fund’s inception date.

**Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

4

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no (12b-1) fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.28%	2.03%	1.53%	1.03%
Net expenses (including fee waivers, if any)	1.14%	1.89%	1.39%	0.89%
Type of waiver	Contractual	Contractual	Contractual	Contractual

5

Performance summary

Delaware Small Cap Growth Fund

Performance of a $10,000 investment1

For the period June 30, 2016 (Fund’s inception) through March 31, 2023

	Starting value	Ending value
Delaware Small Cap Growth Fund — Institutional Class shares	$10,000	$22,326
Delaware Small Cap Growth Fund — Class A shares	$9,425	$20,714
Russell 2000 Growth Index	$10,000	$17,415

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on June 30, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of June 30, 2016. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DSGDX	24610A604
Class C	DSGEX	24610A703
Class R	DSGFX	24610A885
Institutional Class	DSGGX	24610A802

7

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,103.40	1.24%	$6.50
Class C	1,000.00	1,099.30	1.99%	10.42
Class R	1,000.00	1,101.00	1.49%	7.80
Institutional Class	1,000.00	1,104.90	0.99%	5.20
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.24%	$6.24
Class C	1,000.00	1,015.01	1.99%	10.00
Class R	1,000.00	1,017.50	1.49%	7.49
Institutional Class	1,000.00	1,020.00	0.99%	4.99

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

9

Security type / sector allocations and top 10 equity holdings

Delaware Small Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.02%
Communication Services	1.93%
Consumer Discretionary	17.37%
Consumer Staples	8.82%
Energy	4.47%
Financials	4.42%
Healthcare	20.74%
Industrials	12.70%
Information Technology*	26.04%
Materials	0.53%
Short-Term Investments	3.24%
Total Value of Securities	100.26%
Liabilities Net of Receivables and Other Assets	(0.26)%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Electrical Components & Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 3.21%, 3.83%, 1.02%, 6.88%, 10.07%, and 1.03%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Lattice Semiconductor	5.80%
DoubleVerify Holdings	4.50%
Sprout Social Class A	4.39%
Wingstop	3.88%
elf Beauty	3.51%
On Holding Class A	3.46%
Celsius Holdings	3.44%

10

Top 10 equity holdings	Percentage of net assets
Shift4 Payments Class A	3.21%
Progyny	3.07%
Shockwave Medical	2.82%

11

Schedule of investments

Delaware Small Cap Growth Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 97.02%♦
Communication Services — 1.93%
Iridium Communications	25,109	$1,555,000
PubMatic Class A †	54,317	750,661
		2,305,661
Consumer Discretionary — 17.37%
Boot Barn Holdings †	41,938	3,214,128
Deckers Outdoor †	5,920	2,661,336
On Holding Class A †	133,146	4,131,520
Red Rock Resorts Class A	60,626	2,702,101
TopBuild †	4,957	1,031,750
Visteon †	15,000	2,352,450
Wingstop	25,229	4,631,540
		20,724,825
Consumer Staples — 8.82%
Celsius Holdings †	44,119	4,100,420
Chefs' Warehouse †	65,643	2,235,144
elf Beauty †	50,915	4,192,850
		10,528,414
Energy — 4.47%
Cactus Class A	48,857	2,014,374
SM Energy	57,429	1,617,201
Weatherford International †	28,720	1,704,532
		5,336,107
Financials — 4.42%
Houlihan Lokey	18,777	1,642,800
Kinsale Capital Group	8,827	2,649,424
Seacoast Banking	41,502	983,597
		5,275,821
Healthcare — 20.74%
Acadia Healthcare †	25,355	1,831,899
Cytek Biosciences †	74,951	688,800
Evolent Health Class A †	57,415	1,863,117
Halozyme Therapeutics †	31,670	1,209,477
Harmony Biosciences Holdings †	42,496	1,387,494
Inmode †	64,298	2,054,964
Insmed †	41,662	710,337
Inspire Medical Systems †	10,963	2,566,109
Pacira BioSciences †	54,739	2,233,899
Progyny †	113,996	3,661,552
PTC Therapeutics †	13,951	675,786

12

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Healthcare (continued)
R1 RCM †	48,392	$725,880
Shockwave Medical †	15,524	3,366,069
Vericel †	60,434	1,771,925
		24,747,308
Industrials — 12.70%
Array Technologies †	39,985	874,872
Casella Waste Systems Class A †	17,453	1,442,665
CBIZ †	27,245	1,348,355
Clean Harbors †	18,380	2,620,253
Federal Signal	11,874	643,690
Kirby †	27,477	1,915,147
Parsons †	27,741	1,241,132
Shoals Technologies Group Class A †	86,919	1,980,884
SiteOne Landscape Supply †	10,167	1,391,557
Valmont Industries	5,317	1,697,612
		15,156,167
Information Technology — 26.04%
Belden	14,038	1,218,077
Box Class A †	53,038	1,420,888
Calix †	23,037	1,234,553
CyberArk Software †	16,947	2,507,817
DoubleVerify Holdings †	177,958	5,365,434
Lattice Semiconductor †	72,517	6,925,373
Onto Innovation †	14,554	1,279,005
Shift4 Payments Class A †	50,577	3,833,737
Sprout Social Class A †	85,951	5,232,697
Tenable Holdings †	43,427	2,063,217
		31,080,798
Materials — 0.53%
ATI †	16,008	631,676
		631,676
Total Common Stocks (cost $109,976,552)		115,786,777

Short-Term Investments — 3.24%
Money Market Mutual Funds — 3.24%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	966,515	966,515
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	966,515	966,515

13

Schedule of investments

Delaware Small Cap Growth Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	966,514	$966,514
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	966,514	966,514
Total Short-Term Investments (cost $3,866,058)		3,866,058
Total Value of Securities—100.26% (cost $113,842,610)		$119,652,835

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

14

Statement of assets and liabilities

Delaware Small Cap Growth Fund	March 31, 2023

Assets:
Investments, at value*	$119,652,835
Cash	41
Receivable for securities sold	2,667,579
Receivable for fund shares sold	982,974
Dividends receivable	12,515
Prepaid expenses	3,851
Other assets	1,460
Total Assets	123,321,255
Liabilities:
Payable for securities purchased	2,803,948
Payable for fund shares redeemed	930,153
Other accrued expenses	176,035
Investment management fees payable to affiliates	48,731
Administration expenses payable to affiliates	16,739
Distribution fees payable to affiliates	7,970
Total Liabilities	3,983,576
Total Net Assets	$119,337,679

Net Assets Consist of:
Paid-in capital	$196,584,336
Total distributable earnings (loss)	(77,246,657)
Total Net Assets	$119,337,679

15

Statement of assets and liabilities

Delaware Small Cap Growth Fund

Net Asset Value

Class A:
Net assets	$18,410,103
Shares of beneficial interest outstanding, unlimited authorization, no par	2,096,579
Net asset value per share	$8.78
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.32

Class C:
Net assets	$4,434,122
Shares of beneficial interest outstanding, unlimited authorization, no par	546,709
Net asset value per share	$8.11

Class R:
Net assets	$1,225,248
Shares of beneficial interest outstanding, unlimited authorization, no par	143,560
Net asset value per share	$8.53

Institutional Class:
Net assets	$95,268,206
Shares of beneficial interest outstanding, unlimited authorization, no par	10,609,340
Net asset value per share	$8.98

*Investments, at cost	$113,842,610

See accompanying notes, which are an integral part of the financial statements.

16

Statement of operations

Delaware Small Cap Growth Fund	Year ended March 31, 2023

Investment Income:
Dividends	$131,467

Expenses:
Management fees	1,094,368
Distribution expenses — Class A	40,016
Distribution expenses — Class C	43,608
Distribution expenses — Class R	6,529
Dividend disbursing and transfer agent fees and expenses	262,486
Registration fees	99,468
Accounting and administration expenses	60,715
Reports and statements to shareholders expenses	40,738
Audit and tax fees	27,842
Legal fees	11,220
Custodian fees	9,078
Trustees’ fees and expenses	8,245
Other	24,322
1,728,635
Less expenses waived	(143,574)
Less expenses paid indirectly	(59)
Total operating expenses	1,585,002
Net Investment Income (Loss)	(1,453,535)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(64,093,770)
Net change in unrealized appreciation (depreciation) on investments	10,193,276
Net Realized and Unrealized Gain (Loss)	(53,900,494)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,354,029)

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets

Delaware Small Cap Growth Fund

	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,453,535)	$(2,203,444)
Net realized gain (loss)	(64,093,770)	(12,104,958)
Net change in unrealized appreciation (depreciation)	10,193,276	(36,699,506)
Net increase (decrease) in net assets resulting from operations	(55,354,029)	(51,007,908)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(7,296)	(2,986,734)
Class C	(1,719)	(1,039,635)
Class R	(425)	(369,655)
Institutional Class	(46,269)	(20,410,617)
	(55,709)	(24,806,641)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,847,661	12,494,617
Class C	1,150,239	4,341,430
Class R	154,607	530,458
Institutional Class	107,579,678	235,257,135

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,285	2,986,091
Class C	1,719	1,039,635
Class R	425	369,655
Institutional Class	45,457	20,158,132
	120,787,071	277,177,153

18

	Year ended
	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(7,914,063)	$(13,044,029)
Class C	(1,236,101)	(3,704,262)
Class R	(285,865)	(951,382)
Institutional Class	(151,198,327)	(147,781,843)
	(160,634,356)	(165,481,516)
Increase (decrease) in net assets derived from capital share transactions	(39,847,285)	111,695,637
Net Increase (Decrease) in Net Assets	(95,257,023)	35,881,088
Net Assets:
Beginning of year	214,594,702	178,713,614
End of year	$119,337,679	$214,594,702

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Small Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived.
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$11.84	$17.63	$9.23	$10.39	$11.59

(0.10)	(0.19)	(0.21)	(0.13)	(0.14)
(2.96)	(3.51)	11.79	(0.88)	2.33
(3.06)	(3.70)	11.58	(1.01)	2.19

— [2]	(2.09)	(3.18)	(0.15)	(3.39)
— [2]	(2.09)	(3.18)	(0.15)	(3.39)
$8.78	$11.84	$17.63	$9.23	$10.39

(25.82)%[4]	(22.58)%	128.96%[4]	(9.93)%[4]	22.47%[4]

$18,410	$19,180	$25,560	$2,053	$2,330
1.27%	1.28%	1.30%	1.30%	1.30%
1.37%	1.28%	1.31%	1.65%	2.68%
(1.18)%	(1.21)%	(1.21)%	(1.26)%	(1.19)%
(1.28)%	(1.21)%	(1.22)%	(1.61)%	(2.57)%
122%	115%	118%	139%	158%

21

Financial highlights

Delaware Small Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived.
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$11.01	$16.68	$8.88	$10.08	$11.43

(0.16)	(0.29)	(0.32)	(0.20)	(0.21)
(2.74)	(3.29)	11.30	(0.85)	2.25
(2.90)	(3.58)	10.98	(1.05)	2.04

— [2]	(2.09)	(3.18)	(0.15)	(3.39)
— [2]	(2.09)	(3.18)	(0.15)	(3.39)

$8.11	$11.01	$16.68	$8.88	$10.08

(26.31)%[4]	(23.18)%	127.18%[4]	(10.64)%[4]	21.42%[4]

$4,434	$6,155	$7,564	$773	$478
2.02%	2.03%	2.05%	2.05%	2.05%
2.12%	2.03%	2.06%	2.40%	3.43%
(1.93)%	(1.96)%	(1.96)%	(2.01)%	(1.94)%
(2.03)%	(1.96)%	(1.97)%	(2.36)%	(3.32)%
122%	115%	118%	139%	158%

23

Financial highlights

Delaware Small Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived.
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$11.53	$17.28	$9.10	$10.27	$11.53

(0.12)	(0.23)	(0.23)	(0.16)	(0.17)
(2.88)	(3.43)	11.59	(0.86)	2.30
(3.00)	(3.66)	11.36	(1.02)	2.13

— [2]	(2.09)	(3.18)	(0.15)	(3.39)
— [2]	(2.09)	(3.18)	(0.15)	(3.39)

$8.53	$11.53	$17.28	$9.10	$10.27

(25.99)%[4]	(22.82)%	128.36%[4]	(10.15)%[4]	22.05%[4]

$1,225	$1,851	$2,975	$1,120	$1,577
1.52%	1.53%	1.55%	1.55%	1.55%
1.62%	1.53%	1.56%	1.90%	2.93%
(1.43)%	(1.46)%	(1.46)%	(1.51)%	(1.44)%
(1.53)%	(1.46)%	(1.47)%	(1.86)%	(2.82)%
122%	115%	118%	139%	158%

25

Financial highlights

Delaware Small Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived.
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
$12.07	$17.89	$9.33	$10.47	$11.64

(0.08)	(0.15)	(0.15)	(0.11)	(0.11)
(3.01)	(3.58)	11.89	(0.88)	2.33
(3.09)	(3.73)	11.74	(0.99)	2.22

— [2]	(2.09)	(3.18)	(0.15)	(3.39)
— [2]	(2.09)	(3.18)	(0.15)	(3.39)

$8.98	$12.07	$17.89	$9.33	$10.47

(25.58)%[4]	(22.42)%	129.33%[4]	(9.66)%[4]	22.68%[4]

$95,269	$187,409	$142,615	$58,923	$8,931
1.02%	1.03%	1.05%	1.05%	1.05%
1.12%	1.03%	1.06%	1.40%	2.43%
(0.93)%	(0.96)%	(0.96)%	(1.01)%	(0.94)%
(1.03)%	(0.96)%	(0.97)%	(1.36)%	(2.32)%
122%	115%	118%	139%	158%

27

Notes to financial statements

Delaware Small Cap Growth Fund	March 31, 2023

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 10 series. These financial statements and the related notes pertain to Delaware Small Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions

28

are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020 – March 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

29

Notes to financial statements

Delaware Small Cap Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund's average daily net assets from January 31, 2023 through March 31, 2023.* Prior to January 31, 2023, DMC contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses in order to prevent total annual fund operating expenses from exceeding 1.05% of the Fund's average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited, each of which is an affiliate of DMC (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, the Fund paid $8,193 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described

30

above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2023, the Fund paid $92,583 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2023, the Fund paid $4,366 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended March 31, 2023, DDLP earned $5,024 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2023, DDLP received gross CDSC commissions of $21 and $888 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from January 31, 2023 through July 29, 2024.

31

Notes to financial statements

Delaware Small Cap Growth Fund

3. Investments

For the year ended March 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$181,123,347
Sales	225,810,864

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$115,444,974
Aggregate unrealized appreciation of investments	$13,181,835
Aggregate unrealized depreciation of investments	(8,973,974)
Net unrealized appreciation of investments	$4,207,861

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	-	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	-	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	-	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

32

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2023:

Level 1
Securities
Assets:
Common Stocks	$115,786,777
Short-Term Investments	3,866,058
Total Value of Securities	$119,652,835

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments. The Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. During the year ended March 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Year ended
	3/31/23	3/31/22
Ordinary income	$—	$12,143,076
Long-term capital gains	55,709	12,663,565
Total	$55,709	$24,806,641

33

Notes to financial statements

Delaware Small Cap Growth Fund

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$196,584,336
Qualified late year loss deferrals	(251,302)
Capital loss carryforwards	(81,203,216)
Net unrealized appreciation of investments and foreign currencies	4,207,861
Net assets	$119,337,679

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year losses represent ordinary losses realized from January 1, 2023 through March 31, 2023 and capital losses realized from November 1, 2022 through March 31, 2023, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $1,574,280.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$56,687,316	$24,515,900	$81,203,216

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	1,414,377	782,299
Class C	142,817	289,557
Class R	19,236	35,512
Institutional Class	12,555,763	15,407,600

34

	Year ended
	3/31/23	3/31/22

Shares issued upon reinvestment of dividends and distributions:
Class A	841	218,122
Class C	214	81,412
Class R	50	27,689
Institutional Class	5,136	1,443,992
	14,138,434	18,286,183

Shares redeemed:
Class A	(939,166)	(829,955)
Class C	(155,121)	(265,535)
Class R	(36,262)	(74,880)
Institutional Class	(17,474,946)	(9,299,932)
	(18,605,495)	(10,470,302)
Net increase (decrease)	(4,467,061)	7,815,881

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2023 and March 31, 2022, the Fund had the following exchange transactions:

	Exchange	Redemptions	Exchange	Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
3/31/23	6,001	399	371	5,870	$57,481
Year ended
3/31/22	—	3,161	2,979	—	53,814

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It

35

Notes to financial statements

Delaware Small Cap Growth Fund

7. Line of Credit (continued)

operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

36

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At the year ended March 31, 2023, the Fund had no securities out on loan.

9. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund invests in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending

37

Notes to financial statements

Delaware Small Cap Growth Fund

9. Credit and Market Risk (continued)

on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of March 31, 2023, there were no Rule 144A securities held by the Fund.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

38

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Growth Fund (one of the funds constituting Delaware Group® Equity Funds IV, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

39

Other Fund information (Unaudited)

Delaware Small Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

40

Board of trustees and officers addendum

Delaware Funds by Macquarie ®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

41

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

42

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice President
of Enterprise Risk
Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

43

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income
Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

44

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

45

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)

46

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National
Association of Corporate
Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

47

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

48

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

49

Board of trustees and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $86,102 for the fiscal year ended March 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $78,993 for the fiscal year ended March 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,891 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,850 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2023 and March 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i)	Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023
/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 9, 2023